Vanguard Tax-Managed Balanced Fund
Summary Prospectus

April 28, 2011

Investor Shares

Vanguard Tax-Managed Balanced Fund Investor Shares (VTMFX)

The Fund’s statutory Prospectus and Statement of Additional Information dated
April 28, 2011, are incorporated into and made part of this Summary Prospectus by reference.

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at
www.vanguard.com/prospectus. You can also get this information at no cost by calling 800-662-7447 or by sending an e-mail request to
online@vanguard.com.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment Objective
The Fund seeks to provide a tax-efficient investment return consisting of federally tax-
exempt income, long-term capital appreciation, and a modest amount of taxable current income.

Fees and Expenses
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Account Service Fee (for fund account balances below $10,000)	$20/year

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
Management Expenses	0.12%
12b-1 Distribution Fee	None
Other Expenses	0.03%
Total Annual Fund Operating Expenses	0.15%

Example

The following example is intended to help you compare the cost of investing in the
Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund’s shares. This example assumes that the Shares provide a return of 5% a year and that operating expenses remain as stated in the preceding table. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$15	$48	$85	$192

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 23%.

Primary Investment Strategies
The Fund invests approximately 50% to 55% of its assets in municipal securities and the balance in common stocks. The fixed income portion of the Fund is concentrated in high-quality municipal securities with a dollar-weighted average maturity expected to be between 6 and 12 years. At least 75% of the municipal bonds purchased by the
Fund will be rated in one of the top three credit-rating categories (Aaa, Aa, and A by
Moody‘s Investors Service, Inc., or AAA, AA, and A by Standard & Poor‘s), as
determined by an independent bond-rating agency. The Fund’s stock holdings are chosen from the stocks that pay lower dividends within the Russell 1000 Index—an index that is made up of stocks of large- and mid-capitalization U.S. companies. The
Fund uses statistical methods to “sample” the Index, aiming to minimize taxable dividends while approximating the other characteristics of the Index. The expected result of the stock portion is a portfolio that will loosely track the total return performance of the Index, but with lower taxable income distributions.

Primary Risks
The Fund is subject to the risks associated with the stock and bond markets, any of which could cause an investor to lose money. However, because stock and bond prices can move in different directions or to different degrees, the Fund’s bond holdings may counteract some of the volatility experienced by the Fund’s stock holdings.

• With 50% to 55% of its assets in municipal securities, the Fund is proportionately subject to bond risks, including: interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates; credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline; call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (redeem) securities with higher coupons or interest rates before their maturity dates, causing the Fund to lose any price appreciation above the bond’s call price and forcing it to reinvest the unanticipated proceeds at lower interest rates that may result in a decline in the
Fund’s income; and income risk, which is the chance that the Fund’s income will decline because of falling interest rates.

• With 45% to 50% of its assets in stocks, the Fund is proportionately subject to stock risks, including: stock market risk, which is the chance that stock prices overall will decline; and investment style risk, which is the chance that returns from large- and mid-
capitalization stocks will trail returns from the overall stock market. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. Historically, mid-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently. The stock portion of the Fund’s benchmark index may, at times, become focused in stocks of a particular sector, category, or group of companies.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund (including operating expenses but excluding shareholder fees) has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns (including operating expenses and any applicable shareholder fees) compare with those of two comparative indexes and a composite bond/stock index, which have investment characteristics similar to those of the Fund. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at
vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard Tax-Managed Balanced Fund Investor Shares

During the periods shown in the bar chart, the highest return for a calendar quarter was 10.46% (quarter ended September 30, 2009), and the lowest return for a quarter was –9.01% (quarter ended December 31, 2008).

Average Annual Total Returns for Periods Ended December 31, 2010
	1 Year	5 Years	10 Years
Vanguard Tax-Managed Balanced Fund Investor Shares
Return Before Taxes	8.15%	4.03%	3.68%
Return After Taxes on Distributions	8.04	3.91	3.56
Return After Taxes on Distributions and Sale of Fund Shares	6.12	3.74	3.42
Comparative Indexes
(reflect no deduction for fees, expenses, or taxes)
Russell 1000 Index	16.10%	2.59%	1.83%
Tax-Managed Balanced Composite Index	10.81	4.32	3.89
Barclays Capital 7 Year Municipal Bond Index	4.63	5.17	5.15

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After
Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Investment Advisor
The Vanguard Group, Inc.

Portfolio Managers

Michael G. Kobs, Portfolio Manager. He has managed the bond portion of the Fund since 2008.

Michael Perre, Principal of Vanguard. He has managed the stock portion of the Fund since 1999.

Purchase and Sale of Fund Shares
You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 1110, Valley Forge, PA 19482-1110), or by telephone
(800-662-2739). The following table provides the Fund’s minimum initial and subsequent investment requirements.

Account Minimums	Investor Shares
To open and maintain an account	$10,000
To add to an existing account	$100 (other than by Automatic Investment Plan,
which has no established minimum)

Tax Information
The Fund’s distributions may be taxable as ordinary income or capital gain.
Distributions are taxable to you for federal income tax purposes, whether or not you reinvest these amounts in additional Fund shares. A sale or exchange of Fund shares is a taxable event, which means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return. Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may also be subject to state and local income taxes.

Payments to Financial Intermediaries
The Fund and its investment advisor do not pay financial intermediaries for sales of
Fund shares.

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Vanguard Tax-Managed Balanced Fund Investor Shares—Fund Number 103

The Russell 1000 Index and Russell® are registered trademarks of Russell Investments and have been licensed for use by The
Vanguard Group, Inc. The Products are not sponsored, endorsed, sold, or promoted by Frank Russell Company (“Russell”).
Russell makes no representation or warranty, express or implied, to the owners of the Products or any member of the public regarding the advisability of investing in securities generally or in the Products particularly or the ability of the Russell 1000
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no way suggests or implies an opinion by Russell as to the advisability of investment in any or all of the securities upon which the Russell 1000 Index is based. Russell’s only relationship to The Vanguard Group, Inc., is the licensing of certain trademarks and trade names of Russell and of the Russell 1000 Index, which is determined, composed, and calculated by Russell without regard to The Vanguard Group, Inc., or the Products. Russell is not responsible for and has not reviewed the Products nor any
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completeness of the Russell 1000 Index or any data included therein and Russell shall have no liability for any errors, omissions, or interruptions therein. Russell makes no warranty, express or implied, as to the use of or results to be obtained by The Vanguard Group, Inc., investors, owners of the products, or any other person or entity from the use of the Russell 1000
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Russell reserves the right, at any time and without notice, to alter, amend, terminate, or in any way change the Russell
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© 2011 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
SP 103 042011